UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 16, 2021

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

With Registrant’s long-range view to invest into the aviation industry alongside stakeholders and with a focus on developing and building India’s Transportation & Logistics infrastructure, Registrant has entered into a binding Memorandum of Understanding (“MOU”) with a domestic Indian Airline Company (“AirCo” or the “Airline”) with view to acquire 74% of the Airline for an unspecified amount (due to confidentiality reasons). Registrant, through a specific purpose vehicle, shall assume the business, assets, and liabilities of the AirCo as a going concern effective this March 1, 2021. With Hyderabad, India’s Rajiv Gandhi International Airport as the Airline’s main hub, Registrant has plans to expand AirCo into a major national and short-haul international carrier.

For the purpose, Registrant is currently in negotiations with a major aircraft manufacturer for the purchase of 36 Aircrafts with 18 options. These aircrafts are to be based in the Asia-Pacific region and equipped for short-haul international travel as far as several ASEAN, Middle East and African & European destinations from India.

Along with Passenger Transportation, Registrant is also introducing Business Jet Services with 13-seater Embraer Legacy 650s and further launching Air Cargo business in India with 5.5 tons cargo load capacity possible ATRs to cover length and breadth of India for cargo delivery.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO COMPLETE THE TERMS OF THE MEMORANDUM OF UNDERSTANDING WITH THE AIRLINE. THERE IS NO GUARANTEE THE REGISTRANT SHALL BE ABLE TO CONSUMMATE THE MEMORANDUM OF UNDERSTANDING WITH BUYOUT AND FOLLOWINGLY PURSUE ITS AGGRESSIVE PLAN TO BUILD THE AIRLINE INTO A MAJOR NATIONAL AND SHORT HAUL INTERNATIONAL CARRIER. EXECUTION OF THE REGISTRANT’S PLAN MAY ALSO TAKE LONGER THAN EXPECTED, AFFECTING THE CASH FLOW, INCOME, AND CAPITAL GAINS OF THE AIRLINE AS WELL AS THE REGISTRANT’S. THE REGISTRANT MAY BECOME LIABLE FOR THE AIRLINE’S INHERITED LIABILITIES WITHOUT PROMISE OF REWARD, OR RETURN FOR INVESTMENT. REGISTRANT AND/OR STAKEHOLDERS MAY LOSE ALL INVESTED CAPITAL WITH ZERO RETURN. REGISTRANT MAY ADDITIONALLY INCUR LOSSES AND PAYABLE DEBTS AS A RESULT OF THE ACQUISITION OF THE AIRLINE WITHOUT PROMISE OF REVENUE OR PROFIT FOR THE AIRLINE. REGISTRANT MAY NOT BE ABLE TO RECOVER SUCH MONIES, FALL INTO LIQUIDITY ISSUES, AND BECOME FINANCIALLY ENSTRANGED. THIS MAY SUBJECT REGISTRANT AND ITS INVESTORS TO LOSE SEVERELY TO THE EXTENT THAT INVESTED CAPITAL MAY EVEN BE WIPED AWAY COMPLETELY AND REGISTRANT’S CASH FLOW SEVERELY IMPACTED.

THE ACQUISITION AND SUBSEQUENT EXPANSION PLANS ARE SUBJECT TO REGULATORY, HEALTH, ECONOMIC, SECURITY, AND POLITICAL RISKS, SUCH AS THOSE POSED BY THE ONGOING CORONAVIRUS PANDEMIC AND FORCE MAJEURE. AIRLINE AND AVIATION INDUSTRY BUSINESS ACTIVITIES ARE ALSO SUBJECT TO REGULATORY AND GOVERNMENT GUIDELINES PROVIDED BY MULTIPLE AND OFTEN DIFFERING JURISDICTIONS INTERNATIONALLY. REGULAR BUSINESS AND COMPETITIVE RISKS MAY ALSO HINDER EXECUTION OF REGISTRANT’S BUSINESS PLAN FOR THE AIRLINE. THERE MAY THUS AND ALSO BE ADDITIONAL UNFORSEEN COSTS OR CIRCUMSTANCES THAT MAY IMPACT THE REGISTRANT AND ENVISIONED BUSINESS.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

February 17, 2021	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman